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                                                                    Exhibit 10.1

                 AGREEMENT AMENDING STOCK OPTION AGREEMENT DATED
         NOVEMBER 17, 2005 ISSUED UNDER THE MERCANTILE BANK CORPORATION
                         2004 EMPLOYEE STOCK OPTION PLAN

                                                                December 8, 2005

To:      Designated Optionees under the 2004 Employee Stock Option Plan:

         Today, our Board of Directors accelerated the vesting of a substantial majority of the stock options issued to employees on November 17, 2005 under the 2004 Employee Stock Option Plan. This means that the stock option issued to you as of November 17, 2005 will become fully exercisable beginning today, instead of November 17, 2006, which was the date specified in your option agreement.

         Under the Plan, the acceleration of the vesting of your stock option is an amendment to the stock option agreement signed by you and us as of November 17, 2005, and you have the right to approve any amendment to your stock option agreement.

         Accordingly, we would like to amend the stock option agreement between you and us dated as of November 17, 2005 by deleting the date "November 17, 2006" in Section 1 of the stock option agreement, and substituting in its place the date "December 8, 2005". Please indicate your agreement to this amendment by signing and returning to us a copy of this agreement, and upon our receipt of your signed copy of this agreement your stock option agreement will be amended as of December 8, 2005 as indicated above in this paragraph. All other terms and conditions of your stock option agreement will remain in effect.

         Please return your signed original of this letter to Lonna Wiersma this week.

                                       Mercantile Bank Corporation

                                       By: /s/ Gerald R. Johnson, Jr.
                                          ---------------------------
                                           Gerald R. Johnson, Jr.
                                           Chairman and Chief Executive Officer

OPTIONEE SIGNATURE:
I approve and agree to the above.

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          (signature)

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 (print name and address above)